M a y 4 t h , 2 0 2 3 Full-Year FY 23 Results Exhibit 99.2

F U L L - Y E A R F Y 2 3 R E S U L T S Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, diluted EPS, leverage, free cash flow, and organic revenue growth; the Company’s ability to execute on its value-creation and growth strategy; the Company’s planned share repurchase program; the Company’s capital allocation strategy, including its focus on reducing debt. Words such as “target,” “continue,” “will,” “expect,” “project,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward- looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the impact of the COVID-19 pandemic and geopolitical instability, including on economic and business conditions, consumer trends, retail management initiatives, and disruptions to the manufacturing, distribution and supply chain and related price increases; labor shortages; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2022. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our May 4, 2023 earnings release in the “About Non-GAAP Financial Measures” section.

F U L L - Y E A R F Y 2 3 R E S U L T S Agenda for Today’s Discussion I. FY 23 and Performance Recap II. Diverse Portfolio Driving Growth III. Financial Strategy & Capital Allocation IV. The Road Ahead & FY 24 Outlook 3

F U L L - Y E A R F Y 2 3 R E S U L T S I. FY 23 and Performance Recap

Proven Strategy & Execution Delivered Record FY 23 Results

FY 23 Sales Drivers

- Strong sales growth in FY 23 up 3.8% vs. record FY 22
- Consumers continuing to seek out trusted brands
- Benefitting from diverse portfolio across 7 key categories

Superior Earnings and FCF

- Gross Margin as anticipated; Adjusted EBITDA Margin(3) stable
- Adjusted EPS(3) of $4.21 up 3.7% vs. FY 22
- Leading FCF profile driving Free Cash Flow(3) generation

Disciplined Capital Allocation

- Disciplined capital allocation resulting in leverage of 3.3x(4)
- Capital allocation priorities remain unchanged, with continued focus on deleveraging

Prestige Consumer HEALTHCARE
FULL-YEAR FY 23 RESULTS
5

History of Superior Performance

Proven Ability to Execute Value Creation Strategy

1. Investing for Growth with Proven Brand-Building Playbook
2. Superior Business Attributes Drive Strong Free Cash Flow
3. Scalable & Efficient Platform Enables Capital Allocation Optionality

Revenue	Organic Growth(1)	Adj. EPS(3)
+5.4% 3-Yr CAGR	+3.5% 3-Yr CAGR	+12.4% 3-Yr CAGR

Prestige Consumer HEALTHCARE
FULL-YEAR FY 23 RESULTS
6

F U L L - Y E A R F Y 2 3 R E S U L T S II. Diverse Portfolio Driving Growth

Diversified Portfolio of Leading Consumer Healthcare Brands

Total Sales by Category



Oral Care
9%
Women's Health
23%
GI
20%
Eye & Ear Care
15%
Cough / Cold
11%
Skin Care
11%
Analgesics
11%

FY 23 Revenues; Other OTC not shown (less than 1%)

Diverse Portfolio of Market-Leading Brands

- Feminine Hygiene
  Vaginal Anti-Fungal
- Rehydration
  Motion Sickness
- Allergy & Redness Relief Drop
  Dry Eye Relief Treatment
- Sore Throat Liquids/Lozenge
- Wart Removal
  Lice/Parasite Treatment
- Powdered Analgesic

Prestige Consumer HEALTHCARE
FULL-YEAR FY 23 RESULTS
8

Robust Growth Across Key Categories

3-Yr Organic Growth CAGR


GI 9%
Skin Care 6%
Ear & Eye 4%
Cough & Cold 2%
Oral Care 2%
Analgesics 2%
Women's Health 0%

Portfolio Diversity Driving +3.5%
3-Year Organic Growth[1] CAGR

Numerous Drivers of Success

GI

Dramamine



Hydralyte

Work
Travel
Vomiting & Diarrhea
Heat & Outdoor
Sports & Exercise

Skin Care

Compound W


NITRO FREEZE
TREATMENT FINDER
FIND THE RIGHT TREATMENT

Eye & Ear Care

Clear eyes


Your Eyes Deserve The Best


CLEAR EYES

Prestige Consumer Healthcare
FULL-YEAR FY 23 RESULTS
9

Strategic Focus Positions Us for Long-Term Growth



Compound W
NITROFREEZE
MONISTAT 1
DenTek
TRIPLE CLEAN
90
thera tears
LUDEN'S
Wild Cherry

1. Understanding Consumer Insights and Opportunity
2. Flexible & Agile Brand Strategies in an Evolving Environment
3. E-Commerce Success through Investments
4. Proven New Product Development

Resulting Long-Term Success Across Channels & Categories Over Time

Prestige Consumer HEALTHCARE

FULL-YEAR FY 23 RESULTS

10

F U L L - Y E A R F Y 2 3 R E S U L T S III. Financial Strategy & Capital Allocation

F U L L - Y E A R F Y 2 3 R E S U L T S Key Financial Results for Fourth Quarter and FY 23 Performance FY 23 FY 22 Dollar values in millions, except per share data. $285.9 $97.5 $1.07 $266.9 $85.4 $0.91 Revenue Adjusted EBITDA Adjusted EPS 7.1% 14.2% 17.6% 12 Q 4 $1,127.7 $378.1 $4.21 $1,086.8 $367.7 $4.06 Revenue Adjusted EBITDA Adjusted EPS 3.8% 2.8% 3.7% (3) Revenue of $285.9 million, up 8.0% vs. PY Q4 on an organic basis(1) Adjusted EPS(3) of $1.07 up 17.6% vs. PY Q4 Adjusted EBITDA(3) of $97.5 million up 14.2% vs. PY Q4 F Y 2 3 (3) (3) (3)

F U L L - Y E A R F Y 2 3 R E S U L T S Q4 FY 23 Q4 FY 22 % Chg FY 23 FY 22 % Chg Total Revenue 285.9$ 266.9$ 7.1% 1,127.7$ 1,086.8$ 3.8% Adj. Gross Margin (3) 153.8 148.9 3.3% 625.3 622.2 0.5% % Margin 53.8% 55.8% 55.4% 57.3% A&M 30.9 36.9 (16.4%) 145.1 157.3 (7.8%) % Total Revenue 10.8% 13.8% 12.9% 14.5% Adj. G&A (3) 27.7 27.8 (0.5%) 107.4 103.4 3.8% % Total Revenue 9.7% 10.4% 9.5% 9.5% D&A (ex. COGS) 6.0 6.7 (10.2%) 25.1 24.9 0.8% Adj. Operating Income (3) 89.2$ 77.4$ 15.2% 347.8$ 336.6$ 3.3% % Margin 31.2% 29.0% 30.8% 31.0% Adj. Earnings Per Share (3) 1.07$ 0.91$ 17.6% 4.21$ 4.06$ 3.7% Adj. EBITDA (3) 97.5$ 85.4$ 14.2% 378.1$ 367.7$ 2.8% % Margin 34.1% 32.0% 33.5% 33.8% 3 Months Ended FY 23 Comments Financial Results for FY 23 ◼ Revenue up 3.5% vs. PY organically(1) – Broad & diverse portfolio helped to achieve record year in sales – Strong E-Commerce channel growth continued ◼ Gross Margin of 55.4% consistent with expectations ◼ A&M of 12.9% of Revenue, as expected ◼ Adjusted G&A(3) of 9.5% of Revenue ◼ Adjusted EPS(3) up 3.7% vs. PY Dollar values in millions, except per share data Amounts may not add due to rounding Note: Adjusted numbers exclude FY23 impairments and FY22 integration adjustments & related tax implications 13 12 Months Ended

F U L L - Y E A R F Y 2 3 R E S U L T S Consistent, Strong Free Cash Flow Continued in FY 23 Robust Free Cash Flow Generation Enables Both Continued Capital Deployment and Revised Long-Term Leverage Target of Less Than 3.0x(4) 14 Adj. FY Free Cash Flow & Net Leverage(4) Key Business Attributes Dollar values in millions $202 $207 $213 $254 $222 $240+ 5.0x 4.7x 4.2x 3.8x 3.3x <3.0x FY 19 FY 20 FY 21 FY 22 FY 23 FY 24 Model with Low Capital Expenditures Leading Margin Profile Long-Term Cash Tax Savings Ongoing Focus on Profitability

F U L L - Y E A R F Y 2 3 R E S U L T S Capital Allocation Priorities Remain Unchanged 15 Invest in Current Brands to Drive Organic Growth 1 Continue Strategy of Deleveraging 2 Strategic Share Repurchases 4 Pursue M&A That is Accretive to Shareholders 3

F U L L - Y E A R F Y 2 3 R E S U L T S IV. The Road Ahead & FY 24 Outlook

Portfolio & Strategy Well-Positioned for Continued Value Creation

1. Diversified Portfolio of Leading, Trusted Brands
2. Established Organic Growth Playbook
3. Superior Financial Profile Generating Consistent Cash Flow
4. Scalable Platform
5. Organic Growth Engine Reinforced by M&A

Prestige's Business Attributes & Execution Drive Superior Shareholder Value Creation

Prestige Consumer HEALTHCARE
FULL-YEAR FY 23 RESULTS
17

FY 24 Outlook

Top Line Trends

- Remain well-positioned in dynamic macro environment
- Anticipate diverse portfolio delivering organic growth off of record FY 23
- Revenue of $1,135 million to $1,140 million
  - Organic growth of 1% to 2% ex-FX
  - Organic growth of 2% to 3% when excluding strategic exit of private label business

EPS

- Diluted EPS of $4.27 to $4.32
  - ~2% temporary headwind from higher interest rates

Free Cash Flow & Allocation

- Free Cash Flow[(5)] of $240 million or more
- Cash flow supports newly-authorized $25 million share repurchase
- Anticipate Net Debt / EBITDA of less than 3.0x by year-end FY 24

Prestige Consumer HEALTHCARE
FULL-YEAR FY 23 RESULTS
18

F U L L - Y E A R F Y 2 3 R E S U L T S Q&A

F U L L - Y E A R F Y 2 3 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated May 4, 2023 in the “About Non-GAAP Financial Measures” section. (2) Company consumption and market share are based on domestic IRI multi-outlet + C-Store retail sales for the period ending 3/26/23, retail sales data from other 3rd parties for certain untracked channels in North America for leading retailers, Australia consumption based on IMS data, and other international net revenues as a proxy for consumption. (3) Adjusted Gross Margin, Adjusted G&A, Adjusted Operating Income, Adjusted EPS, EBITDA & EBITDA Margin, Adjusted EBITDA & Adjusted EBITDA Margin, Adjusted Free Cash Flow, Free Cash Flow, and Net Debt are Non GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated May 4, 2023 in the “About Non GAAP Financial Measures” section. (4) Leverage ratio reflects net debt / covenant defined EBITDA. (5) Free Cash Flow for FY 24 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures plus cash payments associated with discrete items. 20

Reconciliation Schedules

Organic Revenue Change

(In Thousands)	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
GAAP Total Revenues	$ 285,869	$ 266,936	$ 1,127,725	$ 1,086,812
Revenue Change	7.1%		3.8%	
Adjustments:				
Revenues associated with acquisition[(a)]	-	-	(12,624)	-
Impact of foreign currency exchange rates	-	(2,120)	-	(9,372)
Total adjustments	$ -	$ (2,120)	$ (12,624)	$ (9,372)
Non-GAAP Organic Revenues	$ 285,869	$ 264,816	$ 1,115,101	$ 1,077,440
Non-GAAP Organic Revenue Change	8.0%		3.5%	

a) Revenues of our Akorn acquisition for the three months ended June 30, 2022 are excluded for purposes of calculating Non-GAAP organic revenues.

Adjusted Gross Margin

(In Thousands)	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
GAAP Total Revenues	$ 285,869	$ 266,936	$ 1,127,725	$ 1,086,812
GAAP Gross Profit	$ 153,764	$ 148,862	$ 625,294	$ 620,646
GAAP Gross Profit as a Percentage of GAAP Total Revenue	53.8%	55.8%	55.4%	57.1%
Adjustments:				
Inventory step-up charges associated with acquisition[(a)]	-	-	-	1,567
Total adjustments	-	-	-	1,567
Non-GAAP Adjusted Gross Margin	$ 153,764	$ 148,862	$ 625,294	$ 622,213
Non-GAAP Adjusted Gross Margin as a Percentage of GAAP Total Revenues	53.8%	55.8%	55.4%	57.3%

a) Inventory step-up charges relate to our North American OTC Healthcare segment.

PrestigeConsumer HEALTHCARE

FULL-YEAR FY 23 RESULTS

21

F U L L - Y E A R F Y 2 3 R E S U L T S 22 Reconciliation Schedules (Continued) Adjusted G&A a) Includes tradename impairment of $1.1 million in both the three months and year ended March 31, 2022. b) Costs related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees.

Reconciliation Schedules (Continued)

Adjusted EBITDA Margin

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
(In Thousands)				
GAAP Net (Loss) Income	$ (240,552)	$ 52,086	$ (82,306)	$ 205,381
Interest expense, net	18,976	15,973	69,164	64,287
Provision for income taxes	(58,970)	8,879	(11,609)	57,077
Depreciation and amortization	7,863	8,485	32,625	32,092
Non-GAAP EBITDA	(272,683)	85,423	7,874	358,837
Non-GAAP EBITDA Margin	(95.4%)	32.0%	0.7%	33.0%
Adjustments:				
Inventory step-up charges associated with acquisition in Cost of Sales[(a)]	-	-	-	1,567
Costs associated with acquisition in General and Administrative Expense[(b)]	-	-	-	5,127
Goodwill and tradename impairment	370,217	-	370,217	-
Loss on extinguishment of debt	-	-	-	2,122
Total adjustments	370,217	-	370,217	8,816
Non-GAAP Adjusted EBITDA	$ 97,534	$ 85,423	$ 378,091	$ 367,653
Non-GAAP Adjusted EBITDA Margin	34.1%	32.0%	33.5%	33.8%

a) Inventory step-up charges relate to our North American OTC Healthcare segment.

b) Costs related to the consummation of the acquisitions process such as insurance costs, legal and other acquisition related professional fees.

Prestige Consumer HEALTHCARE
FULL-YEAR FY 23 RESULTS
23

Reconciliation Schedules (Continued)

Adjusted Net Income & Adjusted EPS

	Three Months Ended March 31,				Year Ended March 31,			
	2023		2022		2023		2022	
	Net Income	Adjusted EPS	Net Income	Adjusted EPS	Net Income	Adjusted EPS	Net Income	Adjusted EPS
(In Thousands, except per share data)								
GAAP Net (Loss) Income and Diluted EPS[a]	$(240,552)	$ (4.78)	$ 52,086	$ 1.02	$ (82,306)	$ (1.63)	$ 205,381	$ 4.04
Adjustments:								
Inventory step-up charges and other costs associated with acquisition in Cost of Sales [b]	-	-	-	-	-	-	1,567	0.03
Costs associated with acquisition in General and Administrative Expense [c]	-	-	-	-	-	-	5,127	0.10
Goodwill and tradename impairment	370,217	7.35	-	-	370,217	7.35	-	-
Loss on extinguishment of debt	-	-	-	-	-	-	2,122	0.04
Tax impact of adjustments [d]	(88,852)	(1.76)	-	-	(88,852)	(1.76)	(2,134)	(0.04)
Normalized tax rate adjustment [e]	12,915	0.26	(5,753)	(0.11)	12,915	0.26	(5,753)	(0.11)
Total Adjustments	294,280	5.85	(5,753)	(0.11)	294,280	5.85	929	0.02
Non-GAAP Adjusted Net Income and Adjusted EPS	$ 53,728	$ 1.07	$ 46,333	$ 0.91	$ 211,974	$ 4.21	$ 206,310	$ 4.06

a) Reported GAAP is calculated using diluted shares outstanding. Diluted shares outstanding are 50,358 for the three months ended March 31, 2023 and 50,384 for the year ended March 31, 2023.

b) Inventory step-up charges relate to our North American OTC Healthcare segment.

c) Costs related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees.

d) The income tax adjustments are determined using applicable rates in the taxing jurisdictions in which the above adjustments relate and includes both current and deferred income tax expense (benefit) based on the specific nature of the specific Non-GAAP performance measure.

e) Income tax adjustment to adjust for discrete income tax items.

Note: Amounts may not add due to rounding

PrestigeConsumer HEALTHCARE

FULL-YEAR FY 23 RESULTS

24

F U L L - Y E A R F Y 2 3 R E S U L T S 25 Reconciliation Schedules (Continued) Adjusted Free Cash Flow Projected Free Cash Flow a) Payments related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees Three Months Ended March 31, Year Ended March 31, 2023 2022 2023 2022 (In Thousands) GAAP Net (Loss) Income (240,552)$ 52,086$ (82,306)$ 205,381$ Adjustments: Adjustments to reconcile net (loss) income to net cash provided by operating activities as shown in the Statement of Cash Flows 309,410 13,207 365,877 65,487 Changes in operating assets and liabilities as shown in the Statement of Cash Flows (9,871) (2,167) (53,855) (10,946) Total adjustments 299,539 11,040 312,022 54,541 GAAP Net cash provided by operating activities 58,987 63,126 229,716 259,922 Purchases of property and equipment (2,558) (3,161) 2 (7,784) (9,642) Non-GAAP Free Cash Flow 56,429 59,965 221,932 250,280 Payments associated with acquisition (a) - - - 3,465 Non-GAAP Adjusted Free Cash Flow 56,429$ 59,965$ 221,932$ 253,745$ (In millions) Projected FY'24 GAAP Net Cash provided by operating activities 250$ Additions to property and equipment for cash (10) Projected Non-GAAP Free Cash Flow 240$

F U L L - Y E A R F Y 2 3 R E S U L T S 26 Reconciliation Schedules (Continued) Adjusted Free Cash Flow 2019 2020 2021 GAAP Net Income (35,800)$ 142,281$ 164,682$ Adjustments Adjustments to reconcile net income to net cash provided by operating activities as shown in the statement of cash flows 233,400 66,041 76,523 Changes in operating assets and liabilities, net of effects from acquisitions as shown in the statement of cash flows (8,316) 8,802 (5,598) Total adjustments 225,084 74,843 70,925 GAAP Net cash provided by operating activities 189,284 217,124 235,607 Purchases of property and equipment (10,480) (14,560) (22,243) Non-GAAP Free Cash Flow 178,804 202,564 213,364 Integration, transition and other payments associated with acquisitions/divestitures 10,902 4,203 - Additional income tax payments associated with divestitures 12,656 - - Total adjustments 23,558 4,203 - Non-GAAP Adjusted Free Cash Flow 202,362$ 206,767$ 213,364$

F U L L - Y E A R F Y 2 3 R E S U L T S 27 Reconciliation Schedules (Continued) Organic Revenue Change a) Revenues of our Akorn acquisition for the year ended March 31, 2023 are excluded for purposes of calculating Non-GAAP organic revenues.

F U L L - Y E A R F Y 2 3 R E S U L T S 28 Reconciliation Schedules (Continued) Adjusted Net Income & Adjusted EPS Note: Amounts may not add due to rounding a) Items related to new warehouse represent costs to transition to the new warehouse and duplicate costs incurred during the transition. b) The income tax adjustments are determined using applicable rates in the taxing jurisdictions in which the above adjustments relate and includes both current and deferred income tax expense (benefit) based on the specific nature of the specific Non-GAAP performance measure. c) Income tax adjustment to adjust for discrete income tax items. Three Months Ended March 31, Year Ended March 31, 2021 2020 2021 2020 Net Income Adjusted EPS Net Income Adjusted EPS Net Income Adjusted EPS Net Income Adjusted EPS (In Thousands, except per share data) GAAP Net Income 35,514$ 0.70$ 37,046$ 0.73$ 164,682$ 3.25$ 142,281$ 2.78$ Adjustments: Transition and other costs associated with new warehouse in Cost of Goods Sold (a) - - 5,208 0.10 - - 9,170 0.18 Loss on disposal of assets - - 382 0.01 - - 382 0.01 Loss on extinguishment of debt 12,327 0.24 - - 12,327 0.24 2,155 0.04 Tax impact of adjustments (b) (2,986) (0.06) (1,420) (0.03) (2,986) (0.06) (2,974) (0.06) Normalized tax rate adjustment (c) (4,919) (0.10) 653 0.01 (10,025) (0.20) 318 0.01 Total Adjustments 4,422 0.09 4,823 0.09 (684) (0.01) 9,051 0.18 Non-GAAP Adjusted Net Income and Adjusted EPS 39,936$ 0.79$ 41,869$ 0.82$ 163,998$ 3.24$ 151,332$ 2.96$ Three Months Ended March 31, Year Ended March 31, 2021 2020 2021 2020 Net Income Adjusted EPS Net Income Adjusted EPS et Inco e djusted et Inco e djusted (In Thousands, except per share data) GAAP Net Income 35,514$ 0.70$ 37,046$ 0.73$ 164,682$ 3.25$ 142,281$ 2.78$ Adjustments: Transition and other costs associated with new warehouse in Cost of Goods Sold (a) - - 5,208 0.10 - - 9,170 0.18 Loss on disposal of assets - - 382 0.01 - - 382 0.01 Loss on extinguishment of debt 12,327 0.24 - - 12,327 0.24 2,155 0.04 Tax impact of adjustments (b) (2,986) (0.06) (1,420) (0.03) (2,986) (0.06) (2,974) (0.06) Normalized tax rate adjustment (c) (4,919) (0.10) 653 0.01 (10,025) (0.20) 318 0.01 Total Adjustments 4,422 0.09 4,823 0.09 (684) (0.01) 9,051 0.18 Non-GAAP Adjusted Net Income and Adjusted EPS 39,936$ 0.79$ 41,869$ 0.82$ 163,998$ 3.24$ 151,332$ 2.96$